                                                                    EXHIBIT 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No.'s 333-86551, 333-35658 and 333-94475), Form S-3 (No.
333-35664) and Form S-1 (Registration Statement No. 333-88969) of Emusic.com, Inc. of our report dated September 18, 2000 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.



PricewaterhouseCoopers LLP


San Jose, California
September 22, 2000